SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 29, 2007

GANDER MOUNTAIN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-50659	41-1990949
(State of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

180 East Fifth Street, Suite 1300
Saint Paul, Minnesota	55101
(Address of Principal Executive Offices)	(Zip Code)

(651) 325-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition

On March 29, 2007, we issued a press release disclosing our results of operations and financial condition for our fiscal quarter and year ended February 3, 2007.  This press release is furnished as Exhibit 99 hereto and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.         Financial Statements and Exhibits

(d)	Exhibits

	99	Press Release dated March 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GANDER MOUNTAIN COMPANY

Date: March 29, 2007	/s/ Eric R. Jacobsen
Eric R. Jacobsen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing

99	Press Release dated March 29, 2007	Filed Electronically